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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 27, 1994
                                                          -------------
                                                          (MAY 27, 1994)


                         AMES DEPARTMENT STORES, INC.
            (Exact Name of Registrant As Specified In Its Charter)


                                   DELAWARE
                ----------------------------------------------
                (State Or Other Jurisdiction Of Incorporation)


              1-5380                                04-2269444
       ------------------------          --------------------------------
     (Commission File Number)          (IRS Employer Identification No.)


       2418 MAIN STREET; ROCKY HILL, CONNECTICUT             06067-0801
        -----------------------------------------             ----------
       (Address Of Principal Executive Offices)              (Zip Code)


                                (203) 257-2000
            ------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                               NOT APPLICABLE
        -------------------------------------------------------------
        (Former Name Or Former Address, If Changed Since Last Report)






                           Exhibit Index on Page 4


                       Page 1 of 8 (Including Exhibit)

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ITEM 5:   OTHER EVENTS

          Beginning on May 27, 1994, Ames Department Stores, Inc. ("Ames" or the "Company") will distribute to its banks and other lenders, principal trade vendors and factors, summaries of its revised financial plan (referred to herein as the "Revised Plan") for the fiscal year ending January 28, 1995 ("Fiscal 1995"). The Revised Plan is attached hereto as Exhibit 20 and is incorporated by reference herein. The Revised Plan supersedes, in its entirety, the summary financial plan for Fiscal 1995 filed on Form 8-K dated February 17, 1994. The revisions contained in the Revised Plan are primarily a consequence of the Company's new, three-year $300 million revolving credit facility (Note 6 to the Consolidated Financial Statements included in the Company's Form 10-K for the fiscal year ended January 29, 1994), the Wertheim settlement (Note 11 to the January 29, 1994 Consolidated Financial Statements), an expected non-cash income tax provision (Note 9 to the January 29, 1994 Consolidated Financial Statements), certain gains on disposition of properties, and stock appreciation rights (SARs) expense accruals. The net effect of all of the above adjustments resulted in an immaterial change to the projected annual net income as presented in the Form 8-K dated February 17, 1994. The Revised Plan does not contain any updates to the original projections for the actual year-to-date sales, gross margin and other normal operating results incurred. The Company believes that the effects of any such updates would result in immaterial changes in the Revised Plan.

          Ames is distributing the Revised Plan to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The Revised Plan SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's January 29, 1994 Form 10-K and the Company's Form 10-Q to be filed for the first quarter ended April 30, 1994. The Revised Plan is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although Ames is publicly reporting the Revised Plan and expects to continue reporting its monthly results during Fiscal 1995, Ames does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and may cease making such disclosures and updates at any time. Moreover, Ames does not believe that it is obligated to update the Revised Plan to reflect subsequent events or developments.

          The Revised Plan was not prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants or the rules and regulations of the Securities and Exchange Commission regarding financial projections. While presented with numerical specificity, the Revised Plan is based upon a variety of assumptions that may not be realized and is subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Ames. Consequently, the Revised Plan should not be regarded as a representation or warranty by Ames, or any other person, that the forecasts contained therein will be realized. Actual results may vary materially from those presented in the Revised Plan.

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ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          Exhibit: 20    Fiscal 1995 Revised Summary Financial Plan

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                              INDEX TO EXHIBITS









      EXHIBIT NO.                  EXHIBIT                           PAGE NO.
      -----------                  -------                           --------


           20      Fiscal 1995 Revised Summary Financial Plan           6

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                                   SIGNATURES




       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                         AMES DEPARTMENT STORES, INC.
                                         ----------------------------
                                                   Registrant





Dated:  May 27, 1994                    By: /S/ PETER THORNER
                                            ---------------------------
                                            Peter Thorner
                                            President, Chief Operating
                                            Officer and Director



Dated:  May 27, 1994                    By: /S/ WILLIAM C. NAJDECKI
                                            ----------------------------
                                            William C. Najdecki
                                            Senior Vice President,
                                            Chief Accounting Officer